Exhibit 10.6

SCHEDULE OF PARTIES TO MANAGEMENT AND EXECUTIVE EMPLOYMENT AGREEMENT

Parties to current form of management agreement – filed as exhibit 10.5 in Form 10-K for the year ended December 31, 2008:

Name	Title
H. Chris Killingstad	President and Chief Executive Officer
Thomas Paulson	Vice President and Chief Financial Officer
Thomas J. Dybsky	Vice President, Administration
Heidi M. Hoard	Vice President, General Counsel and Secretary
Michael W. Schaefer	Vice President, Chief Technical Officer
Andrew J. Eckert	Vice President, North American Sales and Service
Donald B. Westman	Vice President, Global Operations

Parties to current form of management agreement – filed as exhibit 10.2 in Form 10-Q for the quarterly period ended September 30, 2006, amended on December 17, 2008 – filed as exhibit 10.16 in Form 10-K for the year ended December 31, 2008:

Name	Title
Karel Huijser	Vice President, International